The Board of Directors
NORMAN BARKER, JR.*+ Chairman
RONALD J. ARNAULT
JOHN E.BRYSON*
RICHARD C. GILMAN+
WILLIAM G. McGAGH
RONALD L. OLSON*
WILLIAM E. B. SIART                             PACIFIC
LOUIS A. SIMPSON+                               AMERICAN
                                                 INCOME
Officers                                      SHARES, INC.
W. CURTIS LIVINGSTON                             ANNUAL
President                                        REPORT
KENT S. ENGEL                                     1997
Vice President
& Portfolio Manager
SCOTT F. GRANNIS
Vice President
ILENE S. HARKER
Vice President
S. KENNETH LEECH
Vice President
DONNA E. BARNES
Secretary
STEVEN T. SARUWATARI
Treasurer
MARIE K. KARPINSKI
Assistant Treasurer

References
INVESTMENT ADVISER
Western Asset Management Company
117 East Colorado Boulevard
Pasadena, California 91105

TRANSFER AGENT
Boston EquiServe
P.O. Box 8200
Boston, Massachusetts 02266-8200

*Member of Executive Committee
+Member of Audit Committee

                 PACIFIC
                 AMERICAN
                  INCOME
               SHARES, INC.
               P.O. BOX 983
                 PASADENA
             CALIFORNIA 91105

Dear Shareholders:

Market Review and Performance

     I am pleased to report that last year was a good year for the bond market and also for our shareholders. Things got off to a rough start in the early months as interest rates gyrated, but the bond market soon took its cue from a dramatic decline in inflation, and yields dropped by a full percentage point by the end of the year. More recently, 30-year bond yields reached historic lows, as evidence accumulates that the war against inflation may be drawing to a close.

     The major event of 1997, of course, was the collapse of Asian currencies and the subsequent and sharp decline of Asian stock and bond markets. Fortunately, the portfolio did not have any exposure to the region. In fact, the events in Asia probably served us well in the end by reinforcing the outlook for low inflation in the U.S., resulting in a substantial decline in intermediate and long-term interest rates.

     The portfolio was well-positioned for the rally in bond prices, having emphasized longer maturities in order to lock in the higher yields they offered. It also benefited from a general decline in the yield premiums for corporate bonds, as strong economic fundamentals bolstered the outlook for credit quality improvements, and investors hungered for yield against a global backdrop of generally low interest rates. The Fund's emphasis on cable and media bonds was rewarded, as this sector turned in an outstanding performance for the year. A moderate exposure to emerging market debt, which was cut back somewhat during the summer as valuations became less attractive, also added meaningfully to total returns. This left us with the opportunity to increase exposure to higher yield yankee bonds carefully following the dramatic increase in these yields in the wake of the Korean crisis late in the year.

     As a result of successful strategies, falling rates and the increasing attractiveness of yield-oriented funds, Pacific American's (PAI) share price rose from $14.38 to $16.25 over the course of the year. At the same time, the share price rose from a discount of 8.85% to net asset value to a slight premium. Based on market value, the Fund generated a total return (price gains/losses plus interest income, net of expenses) of 21.9% for the year. This compares quite favorably with the return of 10.2% for investment grade corporate debt, and the 9.6% total return for the broad investment grade bond market. According to Lipper Analytical Services, for the year ending December 31, 1997, PAI return ranked first out of its universe of 16 competitive closed-end investment grade bond funds. Its long-term competitive record remains excellent: for periods ending December 31, 1997, PAI ranked first for the past five years, and second for the past ten years. As we anticipated in last year's letter, regular dividends of $1.18 per share were paid in calendar year 1997, as well as a $0.38 per share capital gains distribution.

Economic Outlook and Portfolio Strategy

     The big story in 1998 is likely to be the gradual unwinding of the monetary tightening that occurred in 1997 as a result of the Federal Reserve remaining firm despite the impact of the Asian situation. Forward indicators of inflation still reflect monetary tightness, and core inflation, which is currently less than 2%, appears to be falling still. The difficulties confronting the Asian region are likely to persist for some time, and will undoubtedly contribute to keeping a lid on inflationary pressures here, as well as contributing to slow the economy on the margin. As inflation remains low and the economy loses a bit of steam, we expect the Fed to shift to an easing mode within the next several months.
     On balance, we think interest rates still have the potential to decline. With inflation so low, the current level of nominal yields represents excellent value in real, inflation-adjusted terms. Consequently, we plan to continue to emphasize longer maturity bonds, in order to capture and lock in as much of the benefit of higher yields as is prudent. Our strategies are infused with a note of caution which recognizes that valuations are not as attractive as they have been, and the economy may begin to respond to the rather sharp decline in interest rates we've seen in the past nine months.
     The bulk of the Fund's holdings are in corporate securities chosen for the attractiveness of their yield and their prospects for fundamental credit quality improvement. In recognition of the effective tightening of monetary policy and the rise of potentially deflationary risks, however, we have taken steps to upgrade the portfolio's credit quality somewhat over the past year, and have trimmed overall corporate exposure from the levels of previous years. In turn, we have increased the Fund's exposure to the mortgage sector, where yields appear quite attractive relative to their excellent credit quality. Nevertheless, in view of the potential risk of prepayments as interest rates decline, our holdings remain defensive, with an emphasis on discount coupons and AAA commercial mortgages.

Dividend Policy
     Our goal has consistently been to maintain as high an income level for PAI shareholders as possible. I am pleased to report that we anticipate maintaining an annual dividend distribution rate of $1.18 per share.

Board of Directors
     At their February meeting, the PAI directors elected a new chairman, William McGagh. Mr. McGagh has been a member of the Board since 1984 and is also chairman of the Board of Western Asset Trust, Pacific American's sister fund company.

     Mr. McGagh replaces Norman Barker, a PAI director from the company's beginning in 1972 and the Chairman since 1984. All of us salute Mr. Barker on his retirement and acknowledge his leadership and considerable contribution to our enterprise.

     The slate of directors nominated for election this Spring includes two new individuals. Ronald Arnault, appointed a director in September, 1997 is included as well as Anita De Frantz who will join us in April. Ms. De Frantz is a highly regarded Los Angeles attorney who heads the Amateur Athletic Foundation of Los Angeles and serves as Vice President of the International Olympic Committee.
     As always, we renew our pledge to deliver the highest level of management expertise to our shareholders. Please let us know if we can answer any questions for you.
     Sincerely,

/s/  W. Curtis Livingston, III
_________________________________
W. Curtis Livingston, III
President

Pacific American Income Shares, Inc.
-------------------------------------------------------------------------------
Statistical Highlights          (Amounts in Thousands, except per share amounts)
-------------------------------------------------------------------------------

                                               December 31,
                                      ---------------------------------
                                             1997                 1996
                                           ------                 ----
Net Asset Value                       $   150,139         $    146,979
     Per Share                        $     16.11         $      15.77
Net Investment Income                 $    10,626         $     10,641
     Per Share                        $      1.14         $       1.14
Dividends Paid                        $    10,997         $     10,997
     Per Share                        $      1.18         $       1.18
Capital Gains Paid                    $     3,541         $      2,749
     Per Share                                .38         $       .295

-------------------------------------------------------------------------------

The Company
-------------------------------------------------------------------------------


     Pacific American Income Shares, Inc. is a closed-end, diversified management investment company which seeks for its shareholders a high level of current income through investment in a diversified portfolio of debt securities. Substantially all of the net investment income is distributed to shareholders. A Dividend Reinvestment Plan is available to those shareholders of record desiring it. The shares are listed on the New York Stock Exchange where they are traded under the symbol PAI, and price quotations can be found in publications under the abbreviation PacAmShrs.

-------------------------------------------------------------------------------
Investment Policies
------------------------------------------------------------------------------


     The Company's fundamental investment policies provide that its portfolio be invested as follows:

[ ] At least 75% in debt securities rated within the four highest grades, and in government securities, bank debt, commercial paper, cash or cash equivalents.

[ ] Up to 25% in other fixed income securities, convertible bonds, convertible preferred and preferred stock.

[ ] Not more than 25% in securities restricted as to resale.

-------------------------------------------------------------------------------
Dividend Reinvestment Plan
-------------------------------------------------------------------------------


     Pacific American Income Shares, Inc. ("PAI" or the "Company") and State Street Bank and Trust Company ("State Street" or the "Agent"), as the Transfer Agent and Registrar of the Company, offer two convenient ways to add shares of the Company to your account. First, PAI offers to all stockholders a Dividend Reinvestment Plan ("Plan"). Under the Plan, cash distributions (e.g. dividends and capital gains) are automatically invested in shares of PAI unless the stockholder elects otherwise. Second, the Company offers to registered stockholders (those who own shares in their own name on the Company's records) the option to purchase additional whole and partial shares of PAI--the Optional Cash Investment Service ("Optional Cash Investment Service").

     Dividend Reinvestment Plan:

     As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of PAI, if the market price of the shares on the date of the distribution is at or above the net asset value of the shares. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the net asset value ("NAV") per share on such date or 95% of the market price of a share on such date. If the market price of a share on such a distribution date is below the NAV, the Agent will, as agent for the participants, buy shares of PAI stock through a broker on the open market. All shares of Common Stock acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of State Street. Full and fractional shares will be voted by State Street in accordance with your instructions.

     Optional Cash Investment Service:

     Under the Optional Cash Investment Service (offered to registered stockholders only), funds received from shareholders for stock purchases will be pooled once per month. The Agent will then purchase shares of PAI stock through a broker on the open market. For the purpose of making purchases, the Agent will commingle each participant's funds with those of all other participants in the Plan. The price per share of shares purchased for each participant's account with respect to a particular dividend or other distribution shall be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. The Agent will hold the total shares purchased for all participants in its name or the name of its nominee and will have no responsibility for the value of such shares after their purchase.

     Beneficial stockholders (those who own shares held in a brokerage, bank or other financial institution account) are not eligible to participate in this option because there is no way to make payments through a broker, bank or nominee. A beneficial stockholder may, however, have their shares taken out of "street name" and re-register such shares in their own name, becoming a registered stockholder in order to participate. If you wish to do so, please contact your broker, bank or nominee.

     Additional Information regarding the Plan and the Optional Cash Investment
 Service:

     PAI will pay all costs applicable to the Plan and Optional Cash Investment Service, with noted exceptions. Brokerage commissions, transfer taxes and any other costs of purchase or sale by the Agent under the Plan or Optional Cash Investment Service, will be charged to participants. In the event PAI determines to no longer pay such costs, the Agent will terminate the Plan and Optional Cash Investment Service and may, but is not obligated to, offer a new plan under which it would impose a direct service charge on participants.

     All shares acquired through the Plan or the Optional Cash Investment Service receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to stockholders that the Board of Directors may declare.

     You may terminate participation in the Plan or the Optional Cash Investment Service at any time by giving written notice to the Agent. Such termination shall be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant may request a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. If the participant instructs the Agent to sell the shares credited to the participant's account, the Agent may accumu-late such shares and those of any other terminating participants for purposes of such sale. Brokerage charges, transfer taxes, and any other costs of sale will be allocated pro rata among the selling participants. Any such sale may be made on any securities exchange where such shares are traded, in the over-the-counter market or in negotiated transactions, and may be subject to such terms of price, delivery, etc., as the Agent may agree to. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

     Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year-end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service (IRS) and only one Form 1099-DIV will be sent to participants each year.

     Inquiries regarding the Plan and the Optional Cash Investment Service, as well as notices of termination, should be directed to State Street Bank and Trust Company, c/o Boston EquiServe, P.O. Box 8200, Boston, MA 02266-8200 - Investor Relations telephone number (800) 426-5523.

Pacific American Income Shares, Inc.
-------------------------------------------------------------------------------

Portfolio Diversification                         December 31, 1997
-------------------------------------------------------------------------------




                           [PIE CHART APPEARS BELOW]

                                   BY RATING*
                               (At Market Value)



                                Not Rated   7.2%

                                   BB   13.0%

                                    B   2.4%

                          Short-Term Securities   9.9%

                                   AA   2.0%

                                   A    7.6%

                                   BBB  22.3%

                                  AAA   44.2%



BY INDUSTRY*
(At Market Value)

5.1%  Asset-Backed Securities
6.1%  U.S. Government & Agencies
6.8%  Mortgage-Backed
7.7%  Financial & Leasing
8.8%  Foreign & International
9.9%  Short-Term Securities
16.9% Utilities-Gas & Electric
23.2% Industrials & Miscellaneous
24.1% U.S. Gov't Mortgage-Backed


                    *EXPRESSED AS A PERCENTAGE OF NET ASSETS

Pacific American Income Shares, Inc.
-------------------------------------------------------------------------------


Schedule of Investments  December 31, 1997                            (Amounts in Thousands)
---------------------------------------------------------------------------------------------


                                                                                         Market
                                                                               Par        Value
-----------------------------------------------------------------------------------------------

INVESTMENT SECURITIES -- 98.7%
FINANCIAL AND LEASING -- 7.7%
Commercial Mtg. Accep. Corp., 6.53%, due 12-15-30                            $ 3,100     $ 3,122
Commercial Mtg. Accep. Corp., 6.57%, due 12-15-30                                590         594
Dean Witter Discover, 6.75%, due 10-15-13                                      2,700       2,680
J.P. Morgan Capital Trust II, 7.95%, due 2-1-27                                  300         318
Western Financial Savings Bank, 8.5%, due 7-1-03                               5,000       4,822
                                                                                        --------
                                                                                          11,536
                                                                                        --------
FOREIGN AND INTERNATIONAL -- 8.8%
Republic of Argentina, 9.75%, due 9-19-27                                      1,143       1,090(E)
Republic of Brazil, 6.81%, due 1-1-01                                          1,594       1,515
Exide Holdings, 9.13%, due 4-15-04                                             4,500       2,552(A)
Geberit International SA, 10.13%, due 4-16-07                                  2,600       1,568(A)
Hydro Quebec, 8.05%, due 7-7-24                                                1,500       1,727
Petroleos Mexicanos, 8.85%, due 9-15-07                                        1,500       1,485(D)
Tata Electric Company, 8.50%, due 8-19-17                                      3,000       2,675
Republic of Venezuela, 9.25%, due 9-15-27                                        730         651
                                                                                        --------
                                                                                          13,263
                                                                                        --------
INDUSTRIALS AND MISCELLANEOUS -- 23.2%
Auburn Hills Trust, 12%, due 5-1-20                                            2,094       3,329
Ford Motor Co., 7.70%, due 5-15-97                                             1,500       1,648
GMAC Zero Coupon Units, 0%, due 6-15-15                                        4,300       1,366(F)
Gulf States Utilities, 8.25%, due 4-1-04                                       3,200       3,456
Harrahs Operations, Inc., 8.75%, due 3-15-00                                   2,500       2,556
Kmart Corp., 7.95%, due 2-1-23                                                 3,000       2,899
Loews Corporation, 7.63%, due 6-1-23                                           2,242       2,305
News America Holdings Incorporated, 8.88%, due 4-26-23                         2,635       3,067
News America Holdings Incorporated, 8.45%, due 8-1-34                            930       1,050
Northrop Grumman Corp., 9.38%, due 10-15-24                                    2,000       2,320
Philip Morris, Inc., 7%, due 7-15-05                                             590         601
RJR Nabisco, Inc., 8.75%, due 8-15-05                                            400         432
RJR Nabisco, Inc., 8.75%, due 7-15-07                                          1,660       1,800
Rogers Cable System, Ltd., 10%, due 3-15-05                                    1,000       1,100
Pacific American Income Shares, Inc.

Pacific American Income Shares, Inc.

Schedule of Investments  (Continued)                                      (Amounts in Thousands)
--------------------------------------------------------------------------------------------------

                                                                                         Market
                                                                               Par        Value
----------------------------------------------------------------------------------------------------
TCI Communications Inc., 8.75%, due 8-1-15                                     $ 440       $ 510
Tele Communications, Inc., 9.25%, due 1-15-23                                    800         886
Time Warner, Inc., 9.15%, due 2-1-23                                           3,000       3,696
US West Capital Funding, Inc., 7.95%, due 2-1-2097                               700         771
WorldCom Inc., 9.38%, due 4-15-04                                                958       1,014
                                                                                          -------
                                                                                          34,806
                                                                                          -------
U.S. GOV'T AGENCY MORTGAGE-BACKED SECURITIES -- 24.1%
Fannie Mae, 8%, due 4-25-06                                                    2,644       2,745
Fannie Mae, 10.50%, due 7-1-09                                                   228         250
Fannie Mae, 6%, due 2-1-26                                                       537         518
Fannie Mae, 6%, due 3-1-26                                                     1,445       1,393
Fannie Mae, 7%, due 12-1-27                                                   24,690      24,867(B)
Freddie Mac, 10.75%, due 7-1-00                                                   26          27
Freddie Mac, 10.25%, due 5-1-09                                                  268         291
Freddie Mac, 11.88%, due 6-15-13                                                 361         398
Freddie Mac, 7.50%, due 1-1-28                                                 1,000       1,005(B)
Gov't Nat'l Mortgage Assoc., 12.25%, due 3-20-14                                 190         213
Gov't Nat'l Mortgage Assoc., 9%, due 9-15-19                                     155         168
Gov't Nat'l Mortgage Assoc., 7%, due 1-1-28                                    4,240       4,274(B)
                                                                                          --------
                                                                                          36,149
                                                                                          --------
ASSET-BACKED SECURITIES -- 5.1%
Student Loan Marketing Assoc., 5.74%, due 4-25-06                              6,080       6,072
Union Acceptance Corp., 6.70%, due 6-10-03                                     1,500       1,514
                                                                                         ---------
                                                                                           7,586
                                                                                         ---------
MORTGAGE-BACKED SECURITIES -- 6.8%
Asset Securitization Corp., 7.42%, due 4-14-27                                 2,400       2,539
Glendale Federal Savings and Loan Assoc., 9.13%, due 1-25-08                     136         136
Nomura Asset Securities Corp., 7.12%, due 4-13-36                              1,170       1,221
Resolution Trust Corporation, 9.40%, due 5-25-24                               4,000       4,034
Resolution Trust Corporation, 8%, due 4-25-25                                  2,303       2,338
Valley Federal S&L, Manufactured Housing, 13.25%, due 1-15-99                      5           5(C)
                                                                                          --------
                                                                                          10,273
                                                                                          --------

Pacific American Income Shares, Inc.
-------------------------------------------------------------------------------

Schedule of Investments  (Continued)                                      (Amounts in Thousands)
---------------------------------------------------------------------------------------------------

                                                                                         Market
                                                                               Par        Value
---------------------------------------------------------------------------------------------------
UTILITIES - GAS AND ELECTRIC -- 16.9%
Connecticut Light &Power Co., 7.88%, due 6-1-01                              $ 3,250     $ 3,288
First PV Funding Corporation, 10.15%, due 1-15-16                              1,616       1,749
Long Island Lighting Co., 9.75%, due 5-1-21                                    5,000       5,079
Niagra Mohawk Power, 7.75%, due 5-15-06                                        3,000       3,167
Niagra Mohawk Power, 8.75%, due 4-1-22                                         2,500       2,684
North Atlantic Energy Corp., 9.05%, due 6-1-02                                 2,024       2,080
PNPP II Funding Corp., 9.12%, due 5-30-16                                      2,459       2,755(D)
Sithe/Independence Funding Corporation, 9%, due 12-30-13                       4,000       4,596
                                                                                          -------
                                                                                          25,398
                                                                                          -------

U.S. GOVERNMENT AND AGENCIES -- 6.1%
Resolution Funding Corporation, 8.88%, due 4-15-30                             3,175       4,376
U.S. Treasury Bonds, 6%, due 2-15-26                                             200         200
U.S. Treasury Bonds, 6.63%, due 2-15-27                                          570         619
U.S. Treasury Bonds, 6.13%, due 11-15-27                                         800         822
U.S. Treasury Notes, 5.88%, due 9-30-02                                          100         101
U.S. Treasury Notes, 5.75%, due 10-31-02                                         520         521
U.S. Treasury Notes, 3.38%, due 1-15-07                                          898         874(G)
U.S. Treasury Notes, 6.63%, due 5-15-07                                        1,310       1,387
U.S. Treasury Notes, 6.13%, due 8-15-07                                          190         195
                                                                                        ---------
                                                                                           9,095
                                                                                         --------
Total Investment Securities                                                              148,106
                                                                                        ---------

Pacific American Income Shares, Inc.
-------------------------------------------------------------------------------

Schedule of Investments  (Continued)                                       (Amounts in Thousands)
----------------------------------------------------------------------------------------------------

                                                                                         Market
                                                                               Par        Value
----------------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES -- 9.9%
Repurchase Agreement -- 9.9% Merrill Lynch
Securities Corp.
  6.60%, dated 12-31-97, to be repurchased at $14,914 on 1-2-98
  (Collateral $15,115 Fannie Mae Medium-term Notes,
  6.58%, due 12-17-07, value $15,248)                                        $14,909    $ 14,909
                                                                                       ----------
Total Short-term Securities                                                               14,909
                                                                                       ----------
Total Investments-- 108.6%                                                               163,015

Other Assets Less Liabilities-- (8.6%)                                                   (12,876)
                                                                                         --------
Net Assets-- 100.0%                                                                     $150,139
                                                                                        =========


--------------------------------------------------------------------------------
(A) Security is denominated and traded in German Deutchmarks.

(B) When-issued security -- Security issued on a delayed delivery basis. Final settlement and maturity not yet determined.

(C) The Company purchased Valley Federal S&L Manufactured Housing Participation Certificates at 99.5, in a private placement transaction on January 30, 1984. This investment is restricted as to resale and amounted to approximately $5 (less than .1% of net assets) at December 31, 1997. Restricted securities have been valued at fair value in accordance with valuation methods approved by the Board of Directors. Such approved methods reflect the Board's consideration of, among other things, the financial condition of the issuer, current interest rates and the maturity of the security. The Company will bear the costs incurred, if any, in connection with any future disposition of these securities.

(D) Rule 144a security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified buyers.

(E) Variable rate security--The rate shown is the rate as of December 31, 1997.

(F) Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.

(G) United States Treasury Inflation-Indexed Security--U.S. Treasury security whose principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.

See notes to financial statements.

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities  December 31, 1997                    (Amounts in Thousands)
-----------------------------------------------------------------------------------------------------

ASSETS:
   Investment securities at market value (Cost $140,777)              $148,106
   Short-term securities                                                14,909
                                                                      --------
         Total investments                                                              $163,015
   Receivable for:
      Sales of investments                                              19,328
      Accrued interest                                                   2,241
      Appreciation of forward currency contracts                           120
                                                                       --------
                                                                                          21,689
   Other assets                                                                               16
                                                                                         --------
                                                                                         184,720
LIABILITIES:
   Payable for investments purchased                                    34,412
   Accrued expenses                                                        169
                                                                      ---------
                                                                                          34,581
NETASSETS -- equivalent to $16.11 per share on
   9,319 shares of Common Stock outstanding                                             $150,139
                                                                                        ========


SUMMARYOFSTOCKHOLDERS' EQUITY:
   Common Stock, par value $.01 per share:authorized
      10,000 shares; issued and outstanding 9,319
      shares                                                             $  93
   Capital surplus                                                     141,491
   Undistributed net realized gain on investments                        1,106
   Unrealized appreciation of investments and forward
      currency contracts                                                 7,449
                                                                      ----------
   Net assets applicable to outstanding Common Stock                                    $150,139
                                                                                        ========


See notes to financial statements.

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
Statement of Operations                                                   (Amounts in Thousands)
-----------------------------------------------------------------------------------------------------

                                                                           For the Year
                                                                     Ended December 31, 1997
                                                                      ----------------------

INVESTMENT INCOME:
Income:
   Interest                                                                              $11,580
   Dividends                                                                                 111
                                                                                         --------
                                                                                          11,691
Expenses:
   Advisory fee                                                         $777
   Transfer agent and shareholder servicing expense                       55
   Custodian fee                                                          70
   Directors' fees and expenses                                           61
   Legal and auditing fees                                                43
   Printing, stationery, and reports to shareholders                      28
   Taxes, other than federal income taxes                                 35
   Registration fees                                                      16
   Other expenses                                                          4
   Less fees waived                                                      (24)
                                                                        -----
                                                                                           1,065
                                                                                         -------
         Net investment income                                                            10,626

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                                        4,002
   Unrealized appreciation of investments                                                  3,070
                                                                                         -------
         Net realized and unrealized gain on investments                                   7,072
                                                                                         -------
   Increase in net assets resulting from operations                                      $17,698
                                                                                         =======

See notes to financial statements.

Pacific American Income Shares, Inc.
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Statement of Changes in Net Assets                                       (Amounts in Thousands)
-----------------------------------------------------------------------------------------------------



                                                                         For the Years
                                                                      Ended December 31,
                                                                  --------------------------
                                                                   1997               1996
                                                                  --------           -------
Operations:
   Net investment income                                          $ 10,626           $ 10,641
   Net realized gain on investments                                  4,002              3,370
   Increase (decrease) in unrealized appreciation of
      investments                                                    3,070             (4,913)
                                                                  ---------          --------
   Change in net assets resulting from operations                   17,698              9,098
Distributions to shareholders from:
   Net investment income                                           (10,997)           (10,997)
   Net realized gain on investments                                 (3,541)            (2,749)
                                                                  ---------          --------
      Total increase (decrease)                                      3,160             (4,648)
Net Assets:
   Beginning of year                                               146,979            151,627
                                                                  ---------          --------
   End of year                                                    $150,139           $146,979
                                                                  ========           ========

See notes to financial statements.

Pacific American Income Shares, Inc.
------------------------------------------------------------------------------
Financial Highlights
------------------------------------------------------------------------------

     Contained below is per share operating performance data for a share of common stock outstanding throughout each year, total investment return, ratios to average net assets and other supplemental data.





                                                      For the Years Ended December 31,
                                               -----------------------------------------------
                                               1997       1996      1995       1994      1993
                                               ----       ----      ----       ----      ----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year            $15.77     $16.27     $14.30     $16.25   $15.94
                                              ------     ------     ------     ------   ------
  Net investment income                         1.14       1.14       1.18       1.23     1.27
  Net realized and unrealized gain (loss)
    on investments                               .76       (.16)      1.99      (1.90)     .84
                                              ------    --------   -------     -------   ------
Total from investment operations                1.90        .98       3.17       (.67)    2.11
                                              ------    --------    ------     ------    ------
Distributions paid from:
  Net investment income                        (1.18)     (1.18)     (1.20)     (1.20)   (1.28)
  Net realized gain on investments              (.38)      (.30)        --       (.08)    (.52)
                                              ------     ------     ------     ------   ------
Net asset value, end of year                  $16.11     $15.77     $16.27     $14.30   $16.25
                                              ======     ======     ======     ======   ======
Market value per share, end of year           $16.25     $14.375    $15.25     $13.125  $16.375
                                              ======     =======    ======     =======  =======
TOTAL RETURN:
Based on market value per share                21.91%      4.16%     25.92%    (12.75%)  16.57%

RATIOS TO AVERAGE NET ASSETS:
Expenses                                         .71%       .72%       .81%       .76%     .72%(A)
Net investment income                           7.11%      7.22%      7.62%      8.20%    7.71%
SUPPLEMENTAL DATA:
Portfolio turnover rate                          201%       326%       132%       116%     130%
Net assets at end of year
  (in thousands)                             $150,139   $146,979   $151,627   $133,239  $151,424




(A) Exclusive of expenses relating to Convertible Notes which were converted in 1993.

See notes to financial statements.

Pacific American Income Shares, Inc.
-------------------------------------------------------------------------------
Notes to Financial Statements                             (Amounts in Thousands)
-------------------------------------------------------------------------------



NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     Pacific American Income Shares, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The significant accounting policies of the Company, which are in accordance with generally accepted accounting principles for investment companies, include the following:

         (a) Cash -- Cash includes demand deposits held with the Company's custodian and does not include short-term investments.


         (b) Investments -- Security transactions are recorded on the trade date. Investment securities owned at December 31, 1997 are reflected in the accompanying Schedule of Investments at their value on December 31, 1997. In valuing portfolio securities, securities listed or traded on a national securities exchange are valued at the last sales price on the last business day of the period. Each security traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, is generally valued at the mean of the bid and asked prices at the time of computation. Prices are obtained from at least two dealers regularly making a market in the security, unless such prices can be obtained from only a single market maker. The method of valuing restricted securities is described in footnote C to the Schedule of Investments. The difference between cost and market value is reflected separately as unrealized appreciation of investments. Short-term securities are generally stated at cost plus interest earned, which approximates market value.

         The net realized gain or loss on investment transactions is determined for federal income tax and financial reporting purposes on the basis of identified cost. Purchases and sales of securities other than short-term and U.S. government securities for the year ended December 31, 1997 aggregated $51,615 and $61,716, respectively. Purchases and sales of U.S. government securities were $251,825 and $256,136, respectively, for the year ended December 31, 1997. As of December 31, 1997, unrealized appreciation for federal income tax and financial reporting purposes aggregated $7,329 of which $8,008 related to appreciated securities and $679 related to depreciated securities. The aggregate cost of investment securities owned for federal income tax purposes was $140,777 at December 31, 1997.

         (c) Recognition of income, expense and distributions to shareholders -- The Company accrues interest income and expenses on a daily basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

         (d) Federal income taxes -- No provision for federal income or excise taxes has been made in the accompanying financial statements because the Company intends to distribute to its shareholders substantially all of its taxable net income and realized capital gains, and otherwise comply with the Internal Revenue Code provisions applicable to regulated investment companies.

Pacific American Income Shares, Inc.
-------------------------------------------------------------------------------
Notes to Financial Statements   (Continued)             (Amounts in Thousands)
-------------------------------------------------------------------------------


NOTE 2 -- INVESTMENT ADVISORY AGREEMENT AND AFFILIATED PERSONS

     The Company has entered into an investment advisory agreement with Western Asset Management Company ("Adviser"), which is a wholly owned subsidiary of Legg Mason, Inc., pursuant to which the Adviser provides investment advice and administrative services to the Company. In return for its advisory services, the Company pays the Adviser a monthly fee at an annual rate of 0.7% of the average monthly net assets of the Company up to $60,000 and 0.4% of such net assets in excess of $60,000. If expenses (including the Adviser's fee but excluding interest, taxes, brokerage fees, the expenses of any offering by the Company of its securities and extraordinary expenses beyond the control of the Company) borne by the Company in any fiscal year exceed 1.5% of average net assets up to $30,000 and 1% of average net assets over $30,000, the Adviser will reimburse the Company for any excess. No expense reimbursement is due for the year ended December 31, 1997.

NOTE 3 -- SECURITIES LOANED

     At December 31, 1997, the market value of the securities on loan to broker-dealers was $5,797, for which the Company received collateral of $5,994 in cash. Such collateral is in the possession of the Company's custodian. As with other extensions of credit, the Company may bear the risk of delay in recovery or even loss of rights to the collateral should the borrower of the securities fail financially.

NOTE 4 -- FORWARD CURRENCY EXCHANGE CONTRACTS
     Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by the Company as an unrealized gain or loss. When the contract is closed or delivery is taken, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Company's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the Financial Statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Company could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Company if the counterparties do not complete the transaction.

     At December 31, 1997, open forward currency exchange contracts were as follows:

                                       Contract to
             Settlement        -----------------------------      Unrealized
                Date             Receive           Deliver        Gain/(Loss)
------------------------------------------------------------------------------
              4/17/98           USD 4,095        DEM 7,100           $120

Pacific American Income Shares, Inc.
-------------------------------------------------------------------------------
Notes to Financial Statements   (Continued)
------------------------------------------------------------------------------


NOTE 5 -- QUARTERLY RESULTS OF OPERATIONS (UNAUDITED):
(Amounts in Thousands, except per share amounts)



                                       First        Second          Third         Fourth
     1997                             Quarter       Quarter        Quarter        Quarter
                                     ---------     --------        -------       --------

Investment income      Total           $2,864         $3,004         $2,932        $2,891
Net investment income  Total            2,597          2,737          2,660         2,632
                       Per Share          .28            .29            .29           .28

Net realized and
  unrealized gain
  (loss) on
  investments          Total           (2,553)         4,288          3,566         1,771
                       Per Share         (.27)           .46            .38           .19


                                       First         Second          Third        Fourth
1996                                  Quarter        Quarter        Quarter        Quarter
                                      -------       --------        ------        --------
Investment income      Total           $2,940         $2,874         $2,861        $3,034
Net investment income  Total            2,664          2,605          2,598         2,774
                       Per Share          .28            .28            .28           .30

Net realized and
  unrealized gain
  (loss) on
  investments          Total           (4,110)        (1,640)           830         3,377
                       Per Share         (.44)          (.17)           .09           .36

Pacific American Income Shares, Inc.
------------------------------------------------------------------------------
Report of Independent Accountants
------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Pacific American Income Shares, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pacific American Income Shares, Inc. at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997, by correspondence with the custodian and brokers and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Linthicum, Maryland
January 28, 1998